E X E C U T E • I N N O V A T E • G R O W ACQUIS IT ION OF JULY 22, 2024 E X E C U T E • I N N O V A T E • G R O W

2 Forward Looking Statements Certain information in this presentation includes forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995) regarding future events or our future financial performance that involve certain contingencies and uncertainties, including those discussed in our Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent reports we file with the U.S. Securities and Exchange Commission from time to time, in the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Contingencies and Uncertainties.” In addition, when included in this presentation, the words “may,” “expects,” “should,” “intends,” “anticipates,” “believes,” “plans,” “projects,” “estimates,” “will” and the negatives thereof and analogous or similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statement is not forward-looking. We have based these forward-looking statements on current expectations and projections about future events. These statements are not guarantees of future performance. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those reflected in such forward-looking statements. Such risks and uncertainties, many of which are beyond our control, include, among others: • we may be unable to successfully integrate acquired businesses, including the ESG business; • we may not realize expected synergies for any acquired businesses within the timeframe anticipated or at all; • our operations are subject to a number of potential risks that arise from operating a multinational business, including political and economic instability and compliance with changing regulatory environments; • changes in the availability and price of certain materials and components, which may result in supply chain disruptions; • consolidation within our customer base and suppliers; • our business may suffer if our equipment fails to perform as expected; • a material disruption to one of our significant facilities; • our business is sensitive to general economic conditions, government spending priorities and the cyclical nature of markets we serve; • our consolidated financial results are reported in U.S. dollars while certain assets and other reported items are denominated in the currencies of other countries, creating currency exchange and translation risk; • our need to comply with restrictive covenants contained in our debt agreements; • our ability to generate sufficient cash flow to service our debt obligations and operate our business; • our ability to access the capital markets to raise funds and provide liquidity; • the financial condition of customers and their continued access to capital; • exposure from providing credit support for some of our customers; • we may experience losses in excess of recorded reserves; • our industry is highly competitive and subject to pricing pressure; • our ability to successfully implement our strategy and the actual results derived from such strategy; • increased cybersecurity threats and more sophisticated computer crime; • increased regulatory focus on privacy and data security issues and expanding laws; • our ability to attract, develop, engage and retain team members; • possible work stoppages and other labor matters; • litigation, product liability claims and other liabilities; • changes in import/export regulatory regimes, imposition of tariffs, escalation of global trade conflicts and unfairly traded imports, particularly from China, could continue to negatively impact our business; • compliance with environmental regulations could be costly and failure to meet sustainability expectations or standards or achieve our sustainability goals could adversely impact our business; • our compliance with the United States (“U.S.”) Foreign Corrupt Practices Act and similar worldwide anti-corruption laws; • our ability to comply with an injunction and related obligations imposed by the U.S. Securities and Exchange Commission (“SEC”); and • other factors. Actual events or our actual future results may differ materially from any forward-looking statement due to these and other risks, uncertainties and material factors. The forward-looking statements contained herein speak only as of the date of this presentation and the forward-looking statements contained in documents incorporated herein by reference speak only as of the date of the respective documents. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained or incorporated by reference in this presentation to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Non-GAAP Measures: Terex from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Terex believes that this information is useful to understanding its operating results and the ongoing performance of its underlying businesses without the impact of special items. See the appendix at the end of this presentation as well as the Terex first quarter 2024 earnings release on the Investor Relations section of our website www.terex.com for a description and/or reconciliation of these measures. Total amounts in tables of this presentation may not add due to rounding.

ESG is a Leader in Waste and Recycling Solutions

- Environmental Solutions Group ("ESG") is a global leader in the design and manufacturing of refuse collection vehicles ("RCV"), waste compaction equipment, and associated parts and digital solutions
- ESG has the #1 position in waste collection and compaction equipment in North America with a strong nationwide network of over 60 dealers
- Track record of consistent, strong organic growth, resilient top-line performance through the cycle, as well as best-in-class margins and free cash flow conversion

FINANCIAL PROFILE



% of Revenue

Equipment ~72%

Aftermarket ~18%

Digital ~10%

$792mm Revenue Q1 2024 LTM	**+7%** Long-term Organic Revenue CAGR (2013A – 2023A)
~20%+ EBITDA Margin[1] Q1 2024 LTM	**95%** Cash Flow Conversion[1] Q1 2024 LTM

Original Equipment



HEIL

#1 manufacturer of custom-configured refuse collection vehicles



MARATHON

#1 manufacturer of onsite commercial and industrial equipment for compaction

Aftermarket

PARTS CENTRAL AN ESG COMPANY

Genuine OEM parts for ESG brands

Digital Solutions

HEIL 3RD EYE SOFT-PAK MARATHON

Digital solutions to improve safety, reduce costs, and boost revenue

TEREX

1. Non-GAAP financial measure. See appendix for definition and certain reconciliations to GAAP measures; Cash flow conversion calculated as (EBITDA – Capex) / EBITDA

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4 Compelling Strategic Rationale; Significantly Strengthens Terex and Creates Path for Accelerated Sustainable Growth Adds attractive addressable market in North America Financially accretive Scale and reduces cyclicality Tangible cost and revenue synergies Market leader in Waste & Recycling Reduces capital intensity ESG adds a market-leading, financially accretive, non-cyclical business to Terex with tangible synergies; entry into attractive new North American segment

5 Sustained Track Record of Resilient, High-Single Digit Organic Growth, Supported by Several Strategic Acquisitions 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 % Org. Growth 7% 10% (5)% 12% 14% 13% (8)% 2% 23% 13% ESG Revenue Key Acquisitions 2013 2016 2020 2022 Acquired Advanced Mobile and Facility Vision Technology Acquired Integrated Back Office, Route Mgmt. and Customer Relationship Software Solutions Acquired IP Related to Electrically Powered Refuse Collection Vehicle Bodies (IP) Acquired Automated Carry Can That Mounts to the Front Loader

6 Purchase Price • Purchase price of $2.0 billion on cash-free, debt-free basis • Net purchase price of $1.725 billion, when adjusted for ~$275 million present value of tax benefits • 2024E EBITDA1 multiple of ~8.4x adjusted for expected tax benefits and including run-rate synergies Synergies • Annual run rate synergies of ~$25 million expected to be achieved by the end of 2026 • Identified initiatives include procurement and supply chain efficiencies, as well as commercial synergies • Additional upside is expected through digital offerings and cross-selling opportunities to existing and new customers Financial Impact • Consistent revenue stream, EBITDA margin expansion, reduced capital intensity and FCF accretive • Adjusted EPS double digit percentage accretive in 2025 and expected to increase meaningfully thereafter • Enhanced scale and diversification reduces cyclicality Timing • Anticipated closing in the second half of 2024 • Transaction is subject to regulatory approval and customary closing conditions Financing • 100% cash consideration to be financed with a combination of cash on hand, Term Loan B and Senior Unsecured Notes • Expect a 2024 net leverage ratio1 of ~2.2x net debt / EBITDA; under Terex’s 2.5x through the cycle net debt / EBITDA target • Expect net leverage below 2.0x by the end of 2025 with consistent deleveraging thereafter from an enhanced free cash flow profile Transaction Overview 1. Non-GAAP financial measure. See appendix for definition and certain reconciliations to GAAP measures

Creates Three Market-Leading Business Segments with $40B TAM

Environmental Solutions

ESG

- Market leader in providing solutions to waste end markets
- High growth digital offerings
- Significant aftermarket business

Utilities

- Operates in high growth utility & environmental markets
- Consolidated factory footprint
- Leader in equipment electrification

$6B Addressable Equipment Market

#1 US position in RCVs & stationary compaction equipment

#2 In US insulated equipment

$1.4B Revenue PF Q1 2024 LTM

15.8%[1] EBITDA Margin PF Q1 2024 LTM


RevAMP



Materials Processing

- Global, well-established platform with diverse applications
- Strong channels
- Favorable macro tailwinds

$16B Addressable Equipment Market

#1 In tracked mobile crushing & screening

$2.2B Revenue PF Q1 2024 LTM

16.5%[1] EBITDA Margin PF Q1 2024 LTM



Aerials

- Market leader in aerial work platforms
- Adding new markets
- Favorable megatrends
- Diverse customers & applications

$14B Addressable Equipment Market

#1 or 2 In an expanding global market

$2.4B Revenue PF Q1 2024 LTM

15.3%[1] EBITDA Margin PF Q1 2024 LTM


Genie

~$4B Parts and Services Addressable Market

TEREX

1. Non-GAAP financial measure. See appendix for definition and certain reconciliations to GAAP measures

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Produces a Scaled, High Performing and Diversified Platform

	TEREX	TEREX + Environmental Solutions Group (Pro Forma)
Revenue (2024 Outlook)	~$5.3bn[2]	~$6.2bn
EBITDA[1] (2024 Outlook)	~$750mm[2]	~$960mm
% margin	~14.2%	~15.5%

Includes ~$25mm of synergies[3]

Enhanced Business Mix

with ~24% of revenue tied to ESG segment



TEREX
Materials Processing ~42%
Aerial Work Platforms ~58%
TEREX + Environmental Solutions Group (Pro Forma)
Environmental Solutions[4] ~24%
Aerials[4] ~40%
Materials Processing ~36%

Increased Presence in North America

with North American exposure increasing to 65%



TEREX
8%
13%
19%
60%
TEREX + Environmental Solutions Group (Pro Forma[5])
7%
11%
17%
65%
North America
Western Europe
Asia / Pacific
Rest of World

Further Diversified End Markets

with greater exposure to waste recycling & scrap end market



TEREX
~10%
~15%
~20%
~20%
~35%
TEREX + Environmental Solutions Group (Pro Forma)
~10%
~25%
~15%
~20%
~30%
Waste Recycling / Scrap
Infrastructure
General Construction
Industrial / Commercial
Utilities

1. Non-GAAP financial measure. See appendix for definition and certain reconciliations to GAAP measures; 2. Midpoint outlook provided by Terex on Q1 2024 earnings on April 26, 2024; 3. Synergies represent ~3% of '24E ESG revenue and are expected to be achieved by the end of 2026; 4. Environmental Solutions includes ESG and Terex Utilities. Aerial Work Platforms renamed Aerials and excludes Terex Utilities; 5. Based on Q1 2024 LTM revenue

TEREX 8

9 Increases Exposure to Growing Waste & Recycling Management End Market Waste customers’ business model anchored by multi-year contracts with recurring volumes Waste is an essential service, with RCV market projected to grow at 5%+ CAGR over the next ten years Synergistic opportunities aligning with Terex Recycling Systems, ZenRobotics and Ecotec Increased focus on equipment upgrades to further increase safety, productivity and efficiency Leverage technologies including digital, electrification and robotic automation capabilities across combined company Shift towards recycling requires equipment with more advanced capabilities Solid Waste Generation 90K 150K 280K 0K 75K 150K 225K 300K 1960 1990 Current (MSW, 1,000 tons) ($ in millions) North American RCV Market Size $1,262 $1,634 $2,108 $0 $500 $1,000 $1,500 $2,000 2023 2028 2033

10 ESG Transaction Accelerates Long-Term Shareholder Value Tangible cost and revenue synergies Adds meaningful scale and significantly reduces cyclicality Financially accretive Reduces capital intensity Adds attractive addressable market in North America Market leader in waste and recycling

11 Contacts Julie Beck Senior Vice President, Chief Financial Officer julie.beck@terex.com 203-222-5969 Jon Paterson Vice President, Treasurer jon.paterson@terex.com 203-451-7572

Appendix: Non-GAAP Financial Measures

This presentation includes the following non-GAAP measures, as defined under SEC rules, which are defined below:

EBITDA

EBITDA is defined as earnings, before interest, other non-operating income (loss), income (loss) attributable to non-controlling interest, taxes, depreciation and amortization. The Company calculates this by subtracting the following items from Net income (loss): (Gain) loss on disposition of discontinued operations- net of tax; and (Income) loss from discontinued operations – net of tax. Then adds the Provision for (benefit from) income taxes; Interest & Other (Income) Expense; the Depreciation and Amortization amounts reported in the Consolidated Statement of Cash Flows less amortization of debt issuance costs that are recorded in Interest expense.

The Company believes that disclosure of EBITDA will be helpful to those reviewing its performance, as EBITDA provides information on its ability to meet debt service, capital expenditure and working capital requirements, and is also an indicator of profitability.

(In millions) (Estimated)

Operating income to EBITDA reconciliation for Q1 2024 LTM

	Revenue	Operating Income	Depreciation & Amortization	EBITDA (Non-GAAP)	EBITDA Margin (Non-GAAP)
Materials Processing	$2,193	$345	$17	$362	16.5%
ESG	$792	$154	$6	$160	20.2%
Utilities	$600	$53	$7	$60	9.9%
Environmental Solutions	$1,392	$207	$13	$220	15.8%
Aerials	$2,417	$343	$27	$369	15.3%
Corp & Other/Eliminations	($2)	($94)	$7	($87)	N/M
Terex Pro Forma	$6,001	$801	$63	$864	14.4%

Operating income to EBITDA reconciliation for pro forma 2024 outlook

	Terex Q1-24 Outlook	ESG Outlook	Terex + ESG (Pro Forma)
Revenue	$5,300	$865	$6,165
Operating Income	$686	$172	$858
D&A	$65	$8	$73
EBITDA	$751	$180	$931
% Margin	14.2%	20.8%	15.1%
Synergies	-	$25	$25
% of Sales	-	2.9%	0.4%
EBITDA + Synergies	-	-	$956
% Margin	-	-	15.5%

Net Leverage Outlook

The Company's net leverage ratio is calculated as net debt divided by EBITDA. Terex is unable to provide forward-looking quantitative reconciliation of these forward-looking non-GAAP financial measures to any GAAP measure because Terex is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items are uncertain, depend on various factors and could have a material impact on GAAP reported results for the relevant periods. These forward-looking non-GAAP financial measures reflect management's current expectation and beliefs regarding the potential benefits of the proposed transaction. As used herein, "GAAP" refers to accounting principles generally accepted in the United States of America.

TEREX.

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